SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549


                                  FORM 8-K/A

                                                 COMMISSION FILE NUMBER
                                                       0-8730


                          AMERICAN INDUSTRIES, LTD.

ITEM 1  CHANGES IN CONTROL OF REGISTRANT

On March 31, 1998, Registrant filed its form 8-K indicating (ITEM 1) that George Balis had acquired an additional 3,859,221 shares of Registrant's Common Stock, boosting his ownership to approximately 79% of Registrant's issued and outstanding shares. The transferer renegged on her agreement to transfer shares, and accordingly, George Balis continues to own 11,955,000 shares of Common Stock, equal to approximately 59% of Registrant's issued and outstanding shares of Common Stock.